SHANXI JINHAI METAL GROUP LIMITED
(AUDITED FINANCIAL STATEMENTS)

REPORT OF INDEPENDENT REGISTERED PUBLIC	F-1
MADSEN & ASSOCIATES CPA’s, INC., DATED SEPTEMBER 15 , 2006

BALANCE SHEETS (AUDITED),	F-2
DECEMBER 31, 2005 AND 2004.

STATEMENTS OF OPERATIONS (AUDITED) FOR	F-3
YEARS ENDED DECEMBER 31, 2005 AND 2004.

STATEMENTS OF CHANGES IN EQUITY (AUDITED)	F-4
FOR YEARS ENDED DECEMBER 31, 2005 AND 2004.

STATEMENTS OF CASH FLOWS (AUDITED)	F-5
FOR YEARS ENDED DECEMBER 31, 2005 AND 2004.

NOTES TO AUDITED FINANCIAL STATEMENTS	F-6
DECEMBER 31, 2005 AND 2004.

Madsen & Associates CPA’s, Inc.
684 E. Vine St. #3
Murray, Utah 84107
801-268-2632 fax 801-262-3978

Board of Directors
Shanxi Jinhai Metal Group Limited

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

We have audited the accompanying balance sheets of Shanxi Jinhai Metal Group Limited (incorporated in the People’s Republic of China) as of December 31, 2005 and 2004 and the related statements of operations, owners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shanxi Jinhai Metal Group Limited. as of December 31, 2005 and 2004 and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

Madsen & Associates CPA’s, Inc.
Salt Lake City, Utah
September 15, 2006

SHANXI JINHAI METAL GROUP LIMITED
(Incorporated in the People's Republic of China)
In Renminbi (RMB) Currency

BALANCE SHEETS
As OF THE PERIOD ENDED

	June 30,	December 31,	December 31,
	2006	2005	2004
	(Unaudited)	(Audited)	(Audited)
ASSETS
Current assets
Cash and cash equivalents	4,888,316	2,656,152	1,070,632
Inventories	29,488,812	14,445,673	3,231,611
Prepaid inventory	1,661,579	1,246,891	767,040
Other receivables	5,724,371	2,213,057	977,719
Total current assets	41,763,078	20,561,773	6,047,002

Plant and equipment
Plant and Equipment	64,878,870	63,355,417	62,759,478
(Less) Accumulated depreciation	(14,560,991)	(10,309,088)	(5,965,913)
Add Construction in progress	64,145,028	61,438,793	4,889,047
Total plant and equipment	114,462,907	114,485,122	61,682,612

Total assets	156,225,985	135,046,895	67,729,614

LIABILITIES AND OWNERS' EQUITY
Current liabilities
Accounts payable	16,568,626	10,311,624	2,580,981
Accrued liabilities	9,633,956	4,905,251	3,683,948
Taxes payable	2,912,582	2,218,625	785,257
Due to officers and owners	16,944,748	14,856,773	21,452,028
Short-term debts	20,375,000	21,675,000	16,745,461
Customer deposits (deferred revenue)	31,262,404	24,587,471	18,529,115
Current maturities of long term debt	-	-	-
Total current liabilities	97,697,316	78,554,744	63,776,790

Long Term Debt
Notes payable	2,400,005	2,400,005	2,410,005
Total long term debt	2,400,005	2,400,005	2,410,005

Total liabilities	100,097,321	80,954,749	66,186,795

Owners' Equity
Ownership Investment (Refer to Statement of Owners' Equity)	63,000,000	63,000,000	15,000,000
Accumulated (deficit)	(6,871,336)	(8,907,854)	(13,457,181)
Net owners' equity	56,128,664	54,092,146	1,542,819

TOTAL LIABILITIES AND OWNERS' EQUITY	156,225,985	135,046,895	67,729,614

See Notes to Financial Statements

SHANXI JINHAI METAL GROUP LIMITED
(Incorporated in the People's Republic of China)
In Renminbi (RMB) Currency

STATEMENTS OF OPERATIONS
FOR THE PERIODS ENDING

	June 30, 2006	December 31,	December 31,
	(6 Months)	2005	2004
	(Unaudited)	(Audited)	(Audited)

REVENUES	87,068,707	101,403,878	26,868,257

COSTS OF GOODS SOLD	80,706,179	91,063,042	18,095,387

GROSS PROFIT	6,362,528	10,340,836	8,772,870

OPERATING EXPENSES
General and administrative expenses	1,148,096	1,087,968	7,915,093
Selling and distribution costs	123,810	147,772	353,627

Total operating expenses	1,271,906	1,235,740	8,268,720

INCOME (LOSS) FROM OPERATIONS	5,090,622	9,105,096	504,150

OTHER INCOME (EXPENSE)
Finance costs	(2,134,954)	(2,503,255)	(1,247,927)
Other income	98,837	188,202	190,038

Net other income (expense)	(2,036,117)	(2,315,053)	(1,057,889)

INCOME (LOSS) BEFORE INCOME TAXES	3,054,505	6,790,043	(553,739)

INCOME TAXES	1,017,987	2,240,716	-

NET INCOME / (LOSS)	2,036,518	4,549,327	(553,739)

See Notes to Financial Statements

SHANXI JINHAI METAL GROUP LIMITED
(Incorporated in the People's Republic of China)
In Renminbi (RMB) Currency

STATEMENTS OF OWNERS' EQUITY
FROM DECEMBER 31, 2003 TO THE SIX MONTHS ENDING JUNE 30, 2006

	Ownership	Retained Earnings	Net Owners'
	Investment	(Accumulated Deficit)	Equity

Balance at December 31, 2003 (January 1, 2004)	15,000,000	(12,903,442)	2,096,558

Net (loss) for the year	-	(553,739)	(553,739)

Balance at December 31, 2004 (audited)	15,000,000	(13,457,181)	1,542,819

Ownership investment with cash	48,000,000	-	48,000,000

Net income for the year	-	4,549,327	4,549,327

Balance at December 31, 2005 (audited)	63,000,000	(8,907,854)	54,092,146

Net income for the six months ended June 30, 2006 (unaudited)		2,036,518	2,036,518

Balance at June 30, 2006 (unaudited)	63,000,000	(6,871,336)	56,128,664

See Notes to Financial Statements

SHANXI JINHAI METAL GROUP LIMITED
(Incorporated in the People's Republic of China)
In Renminbi (RMB) Currency

STATEMENTS OF CASH FLOWS
FOR THE PERIODS ENDING

	June 30, 2006	December 31,	December 31,
	(6 Months)	2005	2004
	(Unaudited)	(Audited)	(Audited)

CASH FLOWS FROM OPERATING ACTIVITIES

NET INCOME (LOSS)	2,036,518	4,549,327	(553,739)
Adjustment to reconcile net income to net cash provided by operating activities:
Depreciation	4,251,904	4,358,580	3,488,432

Changes in operating assets and liabilities:
Inventories	(15,043,139)	(11,214,063)	(3,231,611)
Prepaid inventory	741,959	(1,636,498)	(196,039)
Accounts payable	6,257,002	7,730,643	2,580,981
Accrued liabilities	4,728,707	205,842	(24,265,278)
Tax payable	693,956	1,433,369	696,771
Customer deposits (deferred revenue)	6,674,933	6,058,356	18,529,115

Net cash provided by operating activities	10,341,840	11,485,556	(2,951,368)

CASH FLOWS FROM INVESTING ACTIVITIES
(Increase) decrease in construction in progress	(2,706,235)	(56,549,746)	18,183,564
Net (increase) decrease in plant and equipment	(1,523,454)	(611,344)	(51,723,209)
Net (increase) decrease in other receivables	(3,511,315)	(1,235,338)	1,704,617

Net cash used in investing activities	(7,741,004)	(58,396,428)	(31,835,028)

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in ownership investment	-	48,000,000	-
(Decrease) in notes payable	-	(10,000)	-
Net Increase (decrease) in short-term loans	(1,300,000)	5,945,000	11,605,000
Due to (from) director	931,328	(5,438,608)	24,252,028

Net cash provided by financing activities	(368,672)	48,496,392	35,857,028

NET INCREASE IN CASH AND CASH EQUIVALENTS	2,232,164	1,585,520	1,070,632

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	2,656,152	1,070,632	-

CASH AND CASH EQUIVALENTS AT END OF YEAR	4,888,316	2,656,152	1,070,632

SUPPLEMENTARY CASH FLOWS INFORMATION

Interest (finance costs) paid	2,134,954	2,503,255	1,247,927
Income taxes (profit tax) paid	2,240,716	-	-

See Notes to Financial Statements

SHANXI JINHAI METAL GROUP LIMITED
(Incorporated in the People’s Republic of China)

NOTES TO FINANCIAL STATEMENTS

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES

Shanxi Jinhai Metal Group Limited (the Company) is a privately owned corporation registered with the Peoples Republic of China (“PRC”) that engages in the production of coking coal and of steel production using coal as the primary raw material to make the coke and the coke as the primary raw material to heat the product to make the steel. It is located in the Shanxi Province of the PRC. The Company buys the coal and related products from other non-related companies and does not do coal mining.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Economic and Political Risk

The Company’s operations are conducted in the PRC. Accordingly, the political, economic, and legal environments in the PRC, as well as the general state of the PRC’s economy may influence the Company’s business, financial condition, and results of operations.

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic, and legal environment. The Company’s results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, and rates and methods of taxation, among other things.

(b)	Plant and Equipment

Plant and equipment are carried at cost less accumulated depreciation. Depreciation is provided over their estimated useful lives, using the straight-line method.

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income. The cost of maintenance and repairs is charged to expense as incurred, whereas significant renewals and improvements are capitalized.
(c)	Accounting for the Impairment of Long-Lived Assets

The long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. It is reasonably possible that these assets could become impaired as a result of technology or other industry changes. Determination of recoverability of assts to be held and used is done by comparing the carrying amount of an asset to future net undiscounted cash flows to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. There were no impairments of long-lived assets for the periods ending June 30, 2006, December 31, 2005 and 2004.

SHANXI JINHAI METAL GROUP LIMITED
(Incorporated in the People’s Republic of China)

NOTES TO FINANCIAL STATEMENTS

(d)	Construction In Progress

Construction in progress represents direct costs of construction or acquisition and design fees incurred to construct plant locations for the Company. Capitalization of these costs ceases and the construction in progress is transferred to plant and equipment when substantially all the activities necessary to prepare the assets for their intended use are completed. No deprecation is provided until construction is completed and the asset is ready for its intended use.

(e)	Inventories

Inventories consisting of raw materials, work-in-progress, and finished goods are stated at the lower of cost or net realizable value. Work-in-progress has nothing assigned to it because of the rapid conversion time involved in processing raw materials into finished goods.  Finished goods are comprised of direct materials, direct labor and a portion of overhead. Cost is calculated using a weighted average on a first-in, first-out method of accounting.

(f)	Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents. The Company does not maintain any bank accounts outside the PRC.

(g)	Fair Value of Financial Instruments

The Company’s financial instruments include cash and cash equivalents, prepaid inventory, other receivables, accounts payable, accrued liabilities, taxes payable, due to officers and owners, short-term loans, customer deposits (deferred revenue). Management has estimated that the carrying amounts approximate their fair values due to their intended short-term nature.

(h)	Revenue Recognition

Revenues represent the invoiced value of goods sold, recognized upon the delivery of goods to customers, less any sales discounts and allowances. Service income is recognized when services are provided.

SHANXI JINHAI METAL GROUP LIMITED
(Incorporated in the People’s Republic of China)

NOTES TO FINANCIAL STATEMENTS

(i)	Financial Statements Presented in its functional Currency

The accompanying financial statements are presented in the functional currency of the Company, which is the Renminbi (RMB), the currency used in the PRC.

(j)	Retirement Benefits

The country of PRC mandates companies to contribute funds into the national retirement system, which benefits qualified employees based on where they were born within the country. The Company pays the required payment of qualified employees of the Company as a payroll tax expense. Very few employees in the Company fall under the mandatory conditions requiring the Company to pay as a payroll tax expense into the retirement system of the PRC. The Company provides no other retirement benefits to its employees.

(k)	Use of Estimates

The presentation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and reported amounts of revenues and expenses using the best information available at the time the estimates are made; however, actual results could differ materially from those estimates.

(l)	Income Taxes

The Company accounts for income tax using an asset and liability approach and allows for recognition of deferred tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future realization is uncertain.

In accordance with the relevant tax laws and regulations of the PRC, the corporation income tax rate is 33%. of net income (profits) before income taxes.
At times generally accepted accounting principles in the United States of America requires the Company to recognize certain incomes and expenses that do not conform to the timing and conditions allowed by the PRC. The Company had no timing differences that would benefit a future period; therefore, no income tax benefits are recognized in the financial statements.

SHANXI JINHAI METAL GROUP LIMITED
(Incorporated in the People’s Republic of China)

NOTES TO FINANCIAL STATEMENTS

(m)	Related Parties

Parties are considered to be related to the company if the company has the ability, directly or indirectly, to control the party, or exercise significant influence over the party in making financial and operating decisions, or vice versa; or where the company and the party are subject to common control or common significance. Related parties may be individuals (being members of key management personnel, significant shareholders and/or their close family members) or other entities which are under the significant influence of related parties of the company where those parties are individuals, and post-employment benefit plans which are for the benefits of employees of the company or of any entity that is a related party of the company.

(n)	Concentrations of Credit Risk

Cash and cash equivalents and accounts receivable are potentially subject to concentration of credit risk. Cash and cash equivalents are deposited with financial institutions that management believes are of high credit quality.

(o)	New Accounting Pronouncements

The Company does not expect any recent accounting pronouncements to have a material effect on the Company’s financial position, results of operations, or cash flows.

(p)	Earnings (loss) per share

As the Company is privately owned, it has chosen not to report earnings (loss) per share in these financial statements.

3.	OTHER REVENUES

Other revenues consist of rental income from renting housing located at the plant site to employees. Other revenue also includes payments the Company received from third party construction contractors for construction materials and labor the Company provided towards the construction contract. In addition, there is miscellaneous income, including interest income and gains on the disposal of plant and equipment.

SHANXI JINHAI METAL GROUP LIMITED
(Incorporated in the People’s Republic of China)

NOTES TO FINANCIAL STATEMENTS

4.	DUE TO OFFICER / SHAREHOLDER (RELATED PARTY)

Amounts due to officers (directors) and stockholders are unsecured, interest free, and have no fixed repayment terms. Accordingly, no imputed interest is computed and the corresponding debt is recognized as a current liability. The amounts due vary depending on the Company’s financial needs.

5.	PLANT AND EQUIPMENT

Plant and equipment consists of two significant segments. One segment is the operating plant and equipment of the Company, which is summarized herein. The other segment is the ongoing construction in progress, which is discussed in a separate Note to the financial statements.

	Six Months	Years Ending		Estimated
	Ending	December 31,		Useful
	June 30, 2006	2005	2004	Lives

Plant and Equipment

Plant	31,333,752	31,150,572	31,087,606	25 Years
Machinery & Equipment	31,847,779	31,049,394	30,577,984	10 Years
Office Equipment	363,880	357,734	296,171	5 Years
Vehicles	1,333,459	797,717	797,717	10 Years

Total	64,878,870	63,355,417	62,759,478

(Less) Accumulated Depreciation	(14,560,991)	(10,309,088)	(5,965,913)

Net Book Value of Plant & Equipment	50,317,879	53,046,329	56,793,565

Add Construction In Progress	64,145,028	61,438,793	4,889,047

Total Plant and Equipment	114,462,907	114,485,122	61,682,612

6.	CONSTRUCTION IN PROGRESS

In early 2005 the Company completed the construction of the steel manufacturing plant presently in use. Accordingly, these accumulated costs were removed from construction in progress into depreciable plant and equipment. Later, in 2005 and through out 2006, the Company has been constructing a new coking plant, administration office building, and related buildings and equipment for the manufacturing site. Management plans to have the new coal coking plant completed and in use by January 2007. It will employ an additional 500 employees over the present 350 employees on hand. The costs of the construction contracts are charged to construction in progress at the time payments are made regardless of the status of completion of the project. Generally, the Company is required to pay in advance of the actual construction performed. Management is of the opinion that the prepaid construction cost will be completed.

SHANXI JINHAI METAL GROUP LIMITED
(Incorporated in the People’s Republic of China)

NOTES TO FINANCIAL STATEMENTS

7.	OWNERS’ EQUITY

The Company is a corporation organized and registered in the People’s Republic of China (PRC”). Under the laws of PRC, equity ownership is based on percentage ownerships of the owners. Once equity ownership is placed into a PRC corporation, it is generally left in the corporation and cannot be withdrawn by the owners. The equity ownership structure of the Company consists of 63,000,000, 63,000,000, and 15,000,000 as of June 30, 2006, December 31, 2005 and 2004, respectively.

During 2005 the Company received an additional ownership investment of 48,000,000. This activity was registered with the PRC, including the new percentage ownerships of the Company.

Retained earnings (Accumulated deficit) are maintained and accumulated separately from equity ownership. This equity classification accumulates the net income and losses of the Company to the present.

8.	PREPAID INVENTORY

Common for the industry in PRC, suppliers often do not sell products to others without receiving payment in advance. Consequently, the Company pays for much of its inventory in advance of receiving it.

9.	CUSTOMER DEPOSITS (DEFERRED REVENUE)

Common for the industry in PRC, suppliers often do not sell products to others without receiving payment in advance. Consequently, the Company receives payment for much of its products it sells in advance of shipping it, and perhaps even before it is manufactured.

10.	OTHER RECEIVABLES

Other receivables consist of amounts loaned to other companies and individuals, bearing no interest and due back at some indeterminable future date. Even though the Company will still seek to be paid back on all amounts due, management eliminated from the account any amounts that management estimated may not be paid back within one year.

SHANXI JINHAI METAL GROUP LIMITED
(Incorporated in the People’s Republic of China)

NOTES TO FINANCIAL STATEMENTS

11.	SHORT TERM LOANS

Short term loans consist of amounts owed to third parties, bearing no interest and due at some indeterminable future date. The Company seeks to pay back any short terms loans within twelve months. No amounts are due over twelve months at the end of the reporting periods of these financial statements.

12.	LONG TERM DEBT

Long-term debt consists of amounts the Company borrowed some time ago that have not been paid back and may not pay back. The entities are out of business. Management has determined to recognize these amounts as due and payable in the event a claim is made against the Company.

13.	LEASES

The Company leases the land where the plant site is located in the Shanxi area. Future minimum lease payments for the land are related to operating leases having initial non-cancelable lease terms that extend from 10 to 42 years beginning in 1999 and ending in periods up to 2041. A recap of the lease commitments are as follows, all of which are for operating leases:

2006	277,500
2007	277,500
2008	277,500
2009	262,000
2010	252,600
All years after 2010	1,479,800
Total lease commitments	2,826,900

Operating land lease rental expenses for the period ending June 30, 2006, December 31, 2005 and 2004 were 138,750, 282,000, and 310,000 respectively.

SHANXI JINHAI METAL GROUP LIMITED
(Incorporated in the People’s Republic of China)

NOTES TO FINANCIAL STATEMENTS

14.	COMMITMENTS AND CONTINGENCIES

(a) Government regulations on air quality control

The Company is located in the Shanxi Province of PRC, near the city of Shanxi. Some forty steel and coke manufacturing plants and at least one electric plant are located near the city of Shanxi, all of which use coal as their primary source of raw material. Coal is mined nearby in various areas. Air pollution is a serious concern for the area.

The PRC has established regulations to reduce the air pollution. Management has been assured by the governmental agency responsible for air quality control for the Shanxi area that the existing Company plant and facilities complies with the present governmental regulations in place. In addition, management indicates it has been assured that the new coke plant under construction will meet governmental requirements for air quality control.
The Company has no insurance to cover the potential costs that may occur in relation to air quality control or any social sicknesses, etc that has or that may arise that the government may mandate in the future. No provision for this contingent liability has been recognized in the financial statements, as management if of the opinion that the Company would not be significantly impacted financially.

(b) Workman’s compensation is Self-insured

In addition, the PRC has also established some basic worker safety regulations to increase worker safety. Basic worker safety measures and governmental regulations have been recognized and implemented by the Company with some success in employee compliance. The Company is self-insured for any accident, including casualty. Management indicates that the costs associated by this have not been significant and that no casualties have occurred. Management does not know what the potential cost of this could be. The Company has opted not to recognize any provision for this contingent liability.

SHANXI JINHAI METAL GROUP LIMITED
(Incorporated in the People’s Republic of China)

NOTES TO FINANCIAL STATEMENTS

(c) Other

Management is not aware of any other significant commitments, pending litigation, lawsuits, or contingencies of the Company.

15.	SUBSEQUENT EVENTS

On June 30, 2006, subsequent to the last audited financial statement as of December 31, 2005, the Company was acquired by AAMI (a limited liability company incorporated in the PRC). AAMI is a majority held subsidiary of N T Holding Corp. (“NT”). The Acquisition was completed and closed on June 30, 2006. Such acquisition was accounted for in the financial statements of NT under purchase accounting. The balance sheets of AAMI and the Company as of June 30, 2006 will be consolidated into the balance sheet of NT, but no profit and loss of AAMI or the Company will be consolidated into the statement of operations of NT through the period ended June 30, 2006.

AAMI is a limited liability company incorporated in the People’s Republic of China (“PRC”). Its principal activities will be the Company’s operations and financial position.

NT has filed a Form 8K, and later an amended Form 8K, with the United States Securities and Exchange Commission (“SEC”) notifying the SEC of this series of transactions. These Financial Statements and Notes to the Financial Statements will be filed with the SEC in an amendment to Form 8K upon completion of these Financial Statements and other pertinent information required such filing.